UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2017

nFüsz, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55314	90-1118043
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

344 S. Hauser Boulevard, Suite 414

Los Angeles, California 90036

(Address of principal executive office, including zip code)

(855) 250-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

Effective September 26, 2017, the Company entered into an Equity Purchase Agreement (“Purchase Agreement”) dated September 15, 2017 with Kodiak Capital Group, LLC (“Kodiak Capital”) (hereinafter referred to as “Purchaser”). Under the Purchase Agreement, the Company may from time to time, in its discretion, sell shares of its common stock to Purchaser for aggregate gross proceeds of up to $2,000,000. Unless terminated earlier, Purchaser’s purchase commitment will automatically terminate on the earlier of the date on which such Purchaser shall have purchased Company shares pursuant to the Purchase Agreement for an aggregate purchase price of $2,000,000, or September 15, 2019. The Company has no obligation to sell any shares under the Purchase Agreement.

As provided in the Purchase Agreement, the Company may require the Purchaser to purchase shares of common stock from time to time by delivering a put notice (“Put Notice”) to the Purchaser specifying the total number of shares to be purchased (such number of shares multiplied by the purchase price described below, the “Investment Amount”); provided there must be a minimum of ten trading days between delivery of each put notice. The Company may determine the Investment Amount provided that such amount may not be lower than $25,000. The Company’s ability to issue Put Notices to Purchaser and require Purchaser to purchase the Company’s common stock is not contingent on the trading volume of the Company’s common stock. The Purchaser will have no obligation to purchase shares under the applicable Purchase Agreement to the extent that such purchase would cause such Purchaser to own more than 9.99% of the Company’s common stock (the “Beneficial Ownership Limitation”).

For each share of the Company’s common stock purchased under the Purchase Agreement, the Purchaser will pay a purchase price equal to 80% of the Market Price. The Market Price is defined as the VWAP on the principal trading platform for the Common Stock, as reported by OTC Markets, during the five consecutive Trading Days immediately preceding the closing date (“Closing Date”) associated with the applicable Put Notice (the “Valuation Period”). Purchaser’s obligation to purchase shares is subject to customary closing conditions, including without limitation a requirement that a registration statement remain effective registering the resale by Purchaser of the shares to be issued under the Purchase Agreement and the Warrants (the “Registration Statement”). The Purchase Agreement is not transferable and any benefits attached thereto may not be assigned.

The Purchase Agreement contains covenants, representations and warranties of the Company and the Purchaser that are typical for transactions of this type. In addition, the Company and Purchaser have granted each other customary indemnification rights in connection with the applicable Purchase Agreement.

Effective September 26, 2017 and as a commitment fee under the Purchase Agreement, the Company issued to Purchaser an unsecured Promissory Note (the “Commitment Note”), dated September 15, 2017, for the principal amount of $100,000 with interest at the rate of 5% per annum, payable nine months from the issue date. In the event the Registration Statement is not effective by December 31, 2017, through no fault of the Borrower, the Commitment Note shall be deemed cancelled, null and void, and of no further force and effect. The Company also issued to Purchaser an additional unsecured Promissory Note (the “First Note”), dated September 15, 2017 and effective September 26, 2017, for the principal amount of $110,000 with interest at the rate of 5% per annum, payable six months from the issue date. Upon the filing of the Registration Statement, the Company will issue to Purchaser an additional note (the “Second Note” and together with the Commitment Note and the First Note, the “Notes”) for the principal amount of $110,000 with interest at the rate of 5% per annum, payable six months from the issue date. The principal amount and accrued interest under the Notes are not convertible except in the event of default. In the event of default, the conversion price for the Notes shall be the lesser of $0.25 per share or 70% of the lowest trading price during the ten-trading-day period prior to the conversion date. Conversion of the Notes is subject to the Beneficial Ownership Limitation.

2

Effective September 26, 2017 and as an additional commitment fee under the Purchase Agreement, the Company issued to Purchaser a Common Stock Purchase Warrant (“First Warrant”), dated September 15, 2017, to purchase up to 1,000,000 shares of the Company’s Common Stock at an initial exercise price of $0.15 per share. The Company and Purchaser have also contemplated the issuance by Company to Purchaser of two additional Common Stock Purchase Warrants (the “Second Warrant” and the “Third Warrant” and, together with the First Warrant, the “Warrants”). The Second Warrant, to be issued only upon the filing of the Registration Statement, entitles Purchaser to purchase up to 1,000,000 shares of the Company’s common stock at an initial exercise price of $0.20 per share. The Third Warrant, to be issued only upon the first Closing Date, entitles Purchaser to purchase up to 4,000,000 shares of the Company’s common stock at an initial exercise price of $0.25 per share. The exercise price and number of warrant shares under each of the Warrants are subject to adjustments provided for in each such Warrant and are subject to the Beneficial Ownership Limitation.

In connection with the Purchase Agreement, the Company also entered into a Registration Rights Agreement with Purchaser requiring the Company to prepare and file, within 30 days, the Registration Statement registering the resale by Purchaser of shares to be issued under the Purchase Agreement and the Warrants, to use commercially reasonable efforts to cause such registration statement to become effective, and to keep such Registration Statement effective until (i) the date when Purchaser may sell all the shares under Rule 144 without volume limitations, or (ii) the date Purchaser no longer owns any of the shares.

The foregoing description of the terms of the Purchase Agreement, the Notes, the Warrants and the Registration Rights Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the agreements/instructions themselves, copies of which are filed with this report, and the terms of which are incorporated herein by reference. The benefits and representations and warranties set forth in such documents (if any) are not intended to and do not constitute continuing representations and warranties of the Company or any other party to persons not a party thereto.

Item 2.03 Creation of a Direct Financial Obligation or on Obligation Under an Off-Balance Sheet Arrangement of a Registrant

To the extent required by Item 2.03 of Form 8-K, the information contained or incorporated in Item 3.02 of this Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in Item 1.01 is incorporated by reference in this Item 3.02.

The issuance of the Notes and Warrants, and the shares issuable upon any conversion or exercise thereof, were not registered under the Securities Act of 1933, as amended (the “Securities Act”), and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. For these issuances, the Company relied on the exemption from federal registration under Section 4(a)(2) of the Securities Act and/or Rule 506 promulgated thereunder, based on the Company’s belief that the offer and sale of such securities did not involve a public offering.

The offering of shares issuable under the Purchase Agreement was not registered under the Securities Act, and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. For such issuances, the Company is relying on the exemption from federal registration under Section 4(a)(2) of the Securities Act and/or Rule 506 promulgated thereunder, based on the Company’s belief that the offer and sale of such securities did not involve a public offering.

3

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
4.1	Common Stock Purchase Warrant (First Warrant), dated September 15, 2017, to Kodiak Capital Group, LLC
4.2	Common Stock Purchase Warrant (Second Warrant) to be issued to Kodiak Capital Group, LLC
4.3	Common Stock Purchase Warrant (Third Warrant) to be issued to Kodiak Capital Group, LLC
4.4	Promissory Note (Commitment Note), dated September 15, 2017, to Kodiak Capital Group, LLC
4.5	Promissory Note (First Note), dated September 15, 2017, to Kodiak Capital Group, LLC
4.6	Promissory Note (Second Note) to be issued to Kodiak Capital Group, LLC
10.1	Equity Purchase Agreement, dated September 15, 2017, by and between nFüsz, Inc. and Kodiak Capital Group, LLC
10.2	Registration Rights Agreement, dated September 15, 2017, by and between nFüsz, Inc. and Kodiak Capital Group, LLC

4

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2017	nFüsz, Inc.

By: “Rory J. Cutaia”
/s/ Rory J. Cutaia	Name: Rory J. Cutaia
Title: Chairman and Chief Executive Officer

5